UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

APTOSE BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6

Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Arrangement Agreement

On November 18, 2025, Aptose Biosciences Inc. (the “Company”), Hanmi Pharmaceuticals Co. Ltd. (“Hanmi”) and HS North America Ltd., a wholly owned subsidiary of Hanmi (“Hanmi Purchaser” and together with Hanmi, the “Hanmi Purchasers”), entered into a definitive arrangement agreement (the “Original Arrangement Agreement”) pursuant to which Hanmi Purchaser will acquire all of the issued and outstanding common shares of the Company (“Common Shares”) that are not currently owned or controlled by the Hanmi Purchasers or their respective affiliates, subject to satisfaction of certain closing conditions. On February 23, 2026, the Company and the Hamni Purchasers entered into an amended and restated arrangement agreement to the Original Arrangement Agreement (the “Amended and Restated Arrangement Agreement”). The Amended and Restated Arrangement Agreement amends and restates the Original Arrangement Agreement to, among other things, update the meeting date from January 16, 2026 to March 31, 2026.

Second Amended and Restated Facility Agreement

On February 23, 2026, the Company and Hanmi entered into a US$11.1 million second amended and restated facility agreement with Hanmi (the “Second A&R Facility Agreement”).

The Second A&R Facility Agreement is uncommitted and administered through multiple advances until June 30, 2026, and will be used to fund the Company’s business and clinical operations expenses reasonably related to the advancement of Tuspetinib. This Second A&R Facility Agreement has been amended and restated from the prior December 2025 amended and restated facility agreement between Hanmi and the Company, which was amended and restated from the prior September 2025 facility agreement between Hanmi and the Company. No single advance shall be for an amount in excess of US$4,200,000, and any unpaid principal amount with respect to each advance shall accrue interest at six percent (6%) per annum. The Second A&R Facility Agreement contains customary affirmative and negative covenants and securities that are subject to a number of limitations and exceptions.

The foregoing summaries of the Amended and Restated Arrangement Agreement and the Second A&R Facility Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the Amended and Restated Arrangement Agreement and the Second A&R Facility Agreement which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information related to the Second A&R Facility Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On February 23, 2026, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements, except for statements of historical fact, that relate to the Arrangement and the anticipated future activities, plans, strategies, objectives or expectations of the Company are forward-looking statements. When used in this Form 8-K, the use of words and phrases including “anticipates,” “believes,” “estimates,” “expects,” “intends,” “maintain,” “may,” “plans,” “potential,” “strategy,” “targets,” “will,” “would” and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases.

The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, including the possibility that the Transaction (as defined in Exhibit 99.1 hereto) will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required regulatory, shareholder and court approvals and other conditions to the completion of the Transaction or for other reasons; the risk that competing offers or acquisition proposals will be made; the negative impact that the failure to complete the Transaction for any reason could have on the price of the Common Shares or on the business of the Company; Hanmi Purchaser’s failure to pay the cash consideration at completion of the Transaction; the business of the Company may experience significant disruptions, including loss of employees due to transaction related uncertainty, industry conditions or other factors; risks relating to employee retention; the risk of regulatory changes that may materially impact the business or the operations of the Company; risks related to the diversion of management’s attention from the Company’s ongoing business operations while the Transaction is pending; and other risks and uncertainties affecting the Company, including those described in filings and reports the Company may make from time to time with the Securities and Exchange Commission. Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information.

All forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K and, except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statements. The forward-looking statements contained or incorporated by reference in this Form 8-K, and all subsequent forward-looking statements attributable to the Company, whether written or oral, are expressly qualified by these cautionary statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Amended and Restated Arrangement Agreement

10.1	Second Amended and Restated Facility Agreement

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain of the exhibit and schedules to this exhibit have been omitted in accordance with Item 601(a)(6) and 601(b)(2)(ii) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission copy of all omitted exhibits and schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: February 23, 2026	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer